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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) FEBRUARY 21, 2000


                    ----------------------------------------


                          FIRST NORTHERN CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


                                     0-27982
                            (Commission file number)

                    WISCONSIN                           39-1830142
          (State or other jurisdiction of   (I.R.S. Employer Identification No.)
           incorporation or organization)

    201 NORTH MONROE AVENUE, P.O. BOX 23100, GREEN BAY, WISCONSIN 54305-3100
             (Address of principal executive offices)             (Zip Code)


                                 (920) 437-7101
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS.

                    MERGER AGREEMENT WITH MUTUAL SAVINGS BANK

         On February 22, 2000, First Northern Capital Corp., a Wisconsin corporation ("First Northern"), and Mutual Savings Bank, a Wisconsin-chartered mutual savings bank ("Mutual"), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated as of February 21, 2000 (the "Merger Agreement"), by and among Mutual, First Northern and OV Corp., a Wisconsin corporation organized as a wholly owned subsidiary of Mutual for the purpose of effecting the transactions contemplated by the Merger Agreement ("Merger Corp."). The Merger Agreement provides for the acquisition of First Northern by Mutual through a merger of First Northern with and into Merger Corp. (the "Merger"), which will be the surviving corporation ("Survivor"). (Survivor is referred to in the press release as "Mid-Tier HC".) The Merger Agreement has been approved by the boards of directors of Mutual and First Northern.

         Subject to the terms and conditions of the Merger Agreement, at the time of the Merger, each outstanding share of First Northern common stock, par value $1.00 per share ("First Northern Common Stock"), will be converted into the right to receive cash in the amount of $15.00, or 1.5 shares of common stock, par value $.01 per share, of Survivor ("Survivor Common Stock"), or a combination of cash and shares of Survivor Common Stock (the "Merger Consideration"). Prior to the closing date, Mutual will select the percentage of the total Merger Consideration to be paid in Survivor Common Stock, which may not be less than 40% or more than 70%; the balance will be paid in cash. Each First Northern shareholder will be entitled to elect to receive (a) cash, (b) Survivor Common Stock or (c) as to First Northern shareholders holding not less than 170 shares of First Northern Common Stock, a combination of cash and Survivor Common Stock, with the percentage of such shares of their First Northern Common Stock equal to the lesser of the Stock Percentage and 50% converted into Survivor Common Stock and the balance converted into cash. Elections will be subject to proration if the cash or stock elections exceed the maximum amounts permitted under the Merger Agreement. Cash will be paid in lieu of any fractional shares of Survivor Common Stock which holders of First Northern Common Stock would otherwise receive.

         In connection with the Merger, Mutual and First Northern will engage in a restructuring involving a number of steps (the "Restructuring"). As part of the Restructuring, Mutual will form a mutual holding company in which Mutual's depositors will hold all the voting rights. The mutual holding company will own a majority of the Survivor Common Stock; the balance of the shares of Survivor Common Stock will be offered for sale to Mutual's depositors and issued to First Northern shareholders in the Merger. As a result of the Restructuring, Mutual Savings Bank and First Northern Savings Bank, S.A., will become wholly owned subsidiaries of Survivor. Thus, Survivor will be a subsidiary mid-tier stock holding company.

         Consummation of the Merger is subject to the satisfaction of certain closing conditions set forth in the Merger Agreement, including approval by the shareholders of First Northern and approval by the Office of Thrift Supervision, the Federal Deposit Insurance Corporation and the Administrator of the Division of Savings Institutions of the Wisconsin Department of Financial Institutions. The depositors of Mutual must also approve Mutual's plan for the Restructuring. The Merger is also subject to receipt of an opinion of counsel to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and the receipt of an opinion of counsel or a private letter ruling from the Internal Revenue Service as to the federal income tax treatment of certain transactions contemplated by the Merger Agreement. In addition, the Merger is conditioned upon the approval for listing on the NASDAQ National Market of the shares of Survivor Common Stock to be issued in the Merger, which shares will be registered under the Securities Act of 1933 by a registration statement to be filed by Survivor with the Securities and Exchange Commission.

         Concurrently with the execution of the Merger Agreement, in order to induce Mutual to enter into the Merger Agreement, the parties entered into a Stock Option Agreement by which First Northern granted to Mutual


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an irrevocable option to purchase up to 1,708,675 shares of First Northern
Common Stock, which equals 19.9% of the number of shares of First Northern Common Stock outstanding on February 21, 2000, at an exercise price of $9.0375 per share. The option would become exercisable under certain circumstances if First Northern becomes the subject of a third-party proposal for a competing transaction.

         The Merger Agreement, the Stock Option Agreement and the joint press release announcing the Merger Agreement are filed as exhibits to this report. The brief descriptions of the Merger Agreement and the Stock Option Agreement in this report are qualified by reference to the full text of those documents. Attention is also directed to the last two paragraphs of the press release, which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

         See Exhibit Index following the Signatures page of this report, which is incorporated herein by reference.


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                                                                        FORM 8-K



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST NORTHERN CAPITAL CORP.



                                        By:  /s/ Rick B. Colberg
                                             -----------------------------------
                                             Rick B. Colberg, Vice President and
                                             Chief Financial Officer


Date:  February 23, 2000


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                          FIRST NORTHERN CAPITAL CORP.
                          (COMMISSION FILE NO. 0-27982)

                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
                        DATE OF REPORT: FEBRUARY 21, 2000

                                              INCORPORATED HEREIN   FILED
EXHIBIT      DESCRIPTION                        BY REFERENCE TO     HEREWITH
-------      -----------                      -----------------     --------

2.1          Agreement and Plan of                                   X
             Merger, dated as of
             February 21, 2000, by and
             among Mutual Savings
             Bank, OV Corp. and First
             Northern Capital Corp.

2.2          Stock Option Agreement,                                 X
             dated as of February 21, 2000,
             by and between Mutual Savings
             Bank and First Northern Capital
             Corp.

99.1         Joint Press Release of                                  X
             Mutual Savings Bank and
             First Northern Capital Corp.,
             dated February 22, 2000




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